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                                                                   EXHIBIT 10.12
                                      FORM
                                       OF
                              NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT is made and entered into effective as of the ____ day of ____, 1998 (the "Grant Date") by and between HEADHUNTER.NET, INC. (the "Company"), a Georgia corporation, and ________________("Grantee").

                                   BACKGROUND

         A. The Company maintains the 1998 Long-Term Incentive Plan (the "Plan"), which permits the Company to grant incentive awards consisting of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Dividend Equivalent Awards and other Stock-Based Awards ("Awards") to certain officers, employee-directors and other employees of the Company. However, until such time, if any, as the Common Stock of the Company shall be traded on a national securities exchange or on the Nasdaq National Market, non-employee directors of the Company are not eligible to receive Awards under the Plan.

         B. Grantee is a non-employee director and is not at the present time eligible to receive an Award under the Plan. Although granted outside of the Plan, the option represented by this Agreement is intended to be generally consistent with the terms and conditions of the Plan. Therefore, for purposes of reference only, and not to imply that the option granted hereby is governed by or issued under the Plan, capitalized terms used herein and not defined in context are defined in Section 6.11 hereof or in the Plan.

         C. The Company and Grantee wish to confirm herein the terms, conditions, and restrictions of the option.

         D. For and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree:

                                    ARTICLE 1
                          GRANT AND EXERCISE OF OPTION

         1.1 Grant of Option. Subject to the terms, restrictions, limitations, and conditions stated herein, the Company hereby grants to Grantee a non-qualified option (the "Option") to purchase all or any part of Ten Thousand (10,000) shares of the Company's Common Stock (the "Option Shares"). This Option is intended to be a non-qualified stock option.

         1.2 Exercise of Option. The Option may be exercised during the Option Period (as defined in Section 1.4) only to the extent of the number of Option Shares that are then vested ("Vested Shares") as determined pursuant to the vesting schedule attached hereto as Schedule I. The Option shall be exercised by written notice directed to the

Secretary of the Company at the principal executive offices of the Company, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve. Such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Grantee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Grantee for at least six months. The Fair Market Value of the surrendered Stock as of the date of the exercise shall be determined in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Company in payment of the exercise price.

         Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Grantee to purchase stock of the Company.

         1.3 Option Exercise Price. The price for each share of Stock for which the Option is exercised is ___________________ ($_____) (the "Option Exercise Price").

         1.4 Term and Termination of Option. Except as otherwise provided herein, the period in which the Option may be exercised as to any Vested Shares (the "Option Period") shall commence on the date such shares become Vested Shares and terminate at 5:00 p.m. Eastern Time on the date of the first to occur of the following events:

                  (a)      the 10th anniversary of the Grant Date;

                  (b) if Grantee ceases to be a director of the Company for any reason other than as provided in paragraph (c) or (d) below, the Option shall lapse, unless it is previously exercised, ninety (90) days after Grantee's Termination of Directorship (as defined in Section 6.11); provided, however, that if Grantee's directorship is terminated by the Company for Cause or by Grantee without the consent of the Company, the Option shall (to the extent not previously exercised) lapse immediately;

                  (c) if Grantee ceases to be a director of the Company by reason of his Disability, the Option shall lapse, unless it is previously exercised, one year after Grantee's Termination of Directorship; or

                  (d) if Grantee dies while serving as a director, or during the 90-day period described in paragraph (b) or during the one-year period described in paragraph (c) and before the Option otherwise lapses, the Option shall lapse one year after the date of the Grantee's death. Upon Grantee's death, any exercisable Options may be exercised by Grantee's legal representative or representatives, by



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         the person or persons entitled to do so under Grantee's last will and testament, or, if Grantee shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution.

         1.5 No Rights as Shareholder. Grantee, or, if applicable, any transferee of Grantee, shall have no rights as a shareholder of the Company with respect to any Option Shares until the issuance of a stock certificate for such shares.

         1.6 Changes in Capitalization. In the event a stock dividend is declared upon the Stock, the number of shares of Stock subject to the Option shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to the Option the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to the Option. In the event the Stock shall be changed into or exchanged for cash or other property not consisting of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, merger or consolidation, the Committee may, in its sole discretion, provide (i) that the Option will expire after a designated period of time to the extent not then exercised, (ii) that the Option will be settled in cash rather than Stock, (iii) that the Option will be assumed by another party to the transaction or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing.

         1.7      Accelerated Vesting.

                  (a) Upon the occurrence of a Change of Control (as defined in Section 6.11), the Option shall become fully exercisable and all restrictions on the Option shall lapse; provided, however, that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change of Control transaction that
         (i) would otherwise qualify for such accounting treatment, and (ii) is contingent upon qualifying for such accounting treatment.

                  (b) Other Events. In the event of the occurrence of any circumstance, transaction or event not constituting a Change of Control but which the Board of Directors of the Company deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare the Option to be fully exercisable, and/or all restrictions on the Option to have lapsed, in each case, as of such date as



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         the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. Additionally, regardless of whether an event has occurred as described in this
         Section 1.7, the Committee may in its sole discretion at any time determine that all or a portion of the Option shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the Option shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare.

                  (c) Acceleration upon Death or Disability. Notwithstanding any other provision in this Agreement to the contrary, upon Grantee's death or Disability during his service as a director, the Option shall become fully exercisable and all restrictions on the Option shall lapse. The Option shall thereafter continue or lapse in accordance with the other provisions of this Agreement.

                  (d) Effect of Acceleration. If the Option is accelerated pursuant to Section 1.7 of this Agreement, the Committee may, in its sole discretion, provide (i) that the Option will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Option will be settled in cash rather than Stock, (iii) that the Option will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing.


                                    ARTICLE 2
                                LIMITS ON OPTION

         2.1 Limits on Transfer. No right or interest of Grantee in the Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of Grantee to any other party other than the Company or a Parent or Subsidiary. The Option shall not be assignable or transferable by Grantee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, applicable state or federal tax or securities laws.

         2.2 Beneficiaries. Notwithstanding Section 2.1, Grantee may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to the Option upon Grantee's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under this Agreement is subject to all terms and conditions of this Agreement applicable to the Grantee, except to the extent this Agreement otherwise provides, and any additional restrictions deemed necessary or appropriate by the Committee. If no



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beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by Grantee at any time provided the change or revocation is filed with the Committee.

                                    ARTICLE 3
                                   REPURCHASE

         3.1 Repurchase. The provisions of this Article 3 shall apply only until such time, if any, as the Stock shall be traded on a national securities exchange or on the Nasdaq National Market. At any time subsequent to Grantee's Termination of Directorship, the Company may repurchase, and the Grantee (and any transferee of Option Shares acquired pursuant to the Option granted hereunder) shall be obligated to sell, all shares of Option Shares acquired pursuant to the exercise the Option hereunder for a price equal to the Fair Market Value of the Option Shares on the date of such repurchase. To exercise its right to repurchase Option Shares hereunder, the Company shall give written notice to the Grantee of (i) its election to repurchase the Option Shares, (ii) the Fair Market Value of the Option Shares to be repurchased, and (iii) the closing date for the repurchase, which shall be not later than 60 days after the date of the notice required hereunder. In the case of any repurchase by the Company of Option Shares under this Article 3, at the option of the Company, the Company may pay the purchase price to the Grantee (or transferee of the Option Shares) in four or fewer equal annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-fourth of the total purchase price each year, plus interest on the unpaid balance, with the first installment being made on the closing date of the purchase.

         3.2 Delivery of Certificate for Option Shares. At any closing of a purchase by the Company of Option Shares pursuant to this Article 3, a certificate representing the Option Shares purchased by the Company, duly endorsed for transfer to the Company, shall be delivered by Grantee (or transferee of the Option Shares) to the Company at the closing, and upon receipt of the certificate, the Company shall pay the consideration for the Option Shares in accordance with Section 3.1.


                                    ARTICLE 4
                                     LEGENDS

         4.1 Legends. Each certificate representing the Option Shares purchased upon exercise of this Option shall be endorsed with the following legend and Grantee shall not make any transfer of the Option Shares without first complying with the restrictions on transfer described in such legend:



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                             TRANSFER IS RESTRICTED

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN A NON-QUALIFIED STOCK OPTION AGREEMENT DATED JULY 15, 1998, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

THE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON ONE OR MORE EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS.

         Grantee agrees that the Company may also endorse any other legends required by applicable federal or state securities laws.

         The Company shall not be required (a) to transfer on its books any Option Shares that have been sold or transferred in violation of the provisions of this Agreement (including the foregoing legends), or (b) to treat the owner of the Option Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Option Shares have been transferred in contravention of this Agreement (or such legends).

                                    ARTICLE 5
                                   WITHHOLDING

         5.1 Withholding. The Company, Parent or any Subsidiary shall have the authority and the right to deduct or withhold, or require Grantee the remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Grantee's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Option. With respect to withholding required upon any taxable event under the Option, the Committee may, at the time the Option is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding Option Shares having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.



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                                    ARTICLE 6
                               GENERAL PROVISIONS

         6.1 Governing Laws; Regulations. To the extent not governed by federal law, this Agreement shall be construed in accordance with and governed by the laws of the State of Georgia. The obligation of the Company to perform under this Agreement shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the Option Shares. The Option Shares may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         6.2 Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

         6.3 Notice. Notices and communications under this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notice to the Company must be addressed to:

                  HeadHunter.NET, Inc.
                  6410 Atlantic Blvd.
                  Suite 160
                  Norcross, Georgia 30071
                  Attn:  Mr. Ken Dopher

or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

         6.4 Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         6.5 Entire Agreement. This Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter hereof. This Agreement may



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be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         6.6 Violation. Except as provided herein, any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof or of any Option Shares issued upon exercise hereof shall be a violation of the terms of this Agreement and shall be void and without effect.

         6.7 Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

         6.8 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         6.9 No Rights to Continued Directorship. The grant of the Option hereunder shall not be construed as giving Grantee the right to continue to serve as a director of the Company.

         6.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         6.11 Certain Definitions. The capitalized terms listed below are used herein with the meaning thereafter ascribed:

                  (a) "Change of Control" means and includes each of the following:

                           (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by a Person who is on the Grant Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (B) any acquisition directly from the Company, including without limitation a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation



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                  controlled by the Company, or (E) any acquisition by any
                  corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this definition; or

                           (ii) Individuals who, as of (and including) the Grant Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Grant Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                           (iii) Consummation of a reorganization, merger or consolidation to which the Company is a party or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to subsection (ii) of this



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                  definition) at the time of the execution of the initial
                  agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination.

                  (b) "Committee" means the Committee designated by the Board of Directors of the Company to administer the Plan. The Committee shall also administer the Option granted hereby and, in such connection, shall have all the authority granted to the Committee under the Plan as if the Option had been granted thereunder. Notwithstanding anything to the contrary contained herein: (i) until the Board of Directors shall appoint the members of the Committee, the Option shall be administered by the Board of Directors, and (ii) the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Option. In either of the foregoing events, unless otherwise provided herein, the term Committee as used herein shall be deemed to mean the Board of Directors.

                  (c) "Disability" means any illness or other physical or mental condition of Grantee that renders Grantee incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of Grantee's condition.

                  (d) "Fair Market Value," on any given date, means (i) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market or otherwise publicly quoted or traded, Fair Market Value will be determined by such method as the Committee determines in good faith to be reasonable; (ii) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or the last reported sale price over such system on such date or, in the absence of reported sales on such date, the closing sales price or last sale price, as applicable on the immediately preceding date on which sales were reported; or (iii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq or, if not quoted on Nasdaq, other recognized quotations service selected by the Committee in good faith for such date, provided that if it is determined that the Fair Market Value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                  (e) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.



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

                  (f) "Stock" means the $.01 par value Common Stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 1.6.

                  (g) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                  (h) "Termination of Directorship" means the termination of Grantee's service as a director of the Company, regardless of the fact that severance or similar payments are made to Grantee, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Directorship, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Directorship, or whether a Termination of Directorship is for Cause.

                  (i) "1933 Act" means the Securities Act of 1933, as amended from time to time.

                  (j) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.



                         (signatures on following page)






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





         IN WITNESS WHEREOF, the parties have executed and sealed this Agreement on the day and year first set forth above.

                                    HEADHUNTER.NET, INC.


                                    By:
                                        ----------------------------------

                                    Title:


                                    GRANTEE:


                                    --------------------------------------









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




                                    EXHIBIT A
                                       TO
                              HEADHUNTER.NET, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                               Notice of Exercise

                      Name
                           --------------------------------------
                      Address
                              -----------------------------------

                      -------------------------------------------


                      Date
                           --------------------------------------

HeadHunter.NET, Inc.
6410 Atlantic Boulevard
Suite 160
Norcross, Georgia  30071

         Re:  Exercise of Stock Option

Gentlemen:

         I hereby give notice of my election to exercise options granted to me to purchase ________ shares of common stock (the "Common Stock") of HeadHunter.NET, Inc. (the "Company") under that certain Non-Qualified Stock Option Agreement dated July 15, 1998 (the "Agreement"). The purchase shall take place as of ___________ (the "Exercise Date").

         On or before the Exercise Date, I will present you with a certified check (or bank cashier's check) for $__________ for the full purchase price payable to the order of __________________________.

         I hereby represent, warrant, covenant, and agree with the Company as follows:

                  The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

                  I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;


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

                  The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

                  I am able to bear the economic risks of the investment in the Common Stock including the risk of a complete loss of my investment therein;

                  I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction, otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  The Company will be under no obligation to register the Common Stock or comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sale of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

                  I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

                  I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material informal reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of investment in the Company;

                  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties, and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Option. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

         I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                             Very truly yours,

                                             ---------------------------------
AGREED TO AND ACCEPTED:

HEADHUNTER.NET, INC.

By:
   ----------------------------
Title:
      -------------------------

Number of Shares
Exercised:
           --------------------

Number of Shares
Remaining:                                   Date:
          ---------------------                   ----------------------------







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